                                   EXHIBIT A
                                   ---------

                                CONSILIUM, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT
                             FOR OUTSIDE DIRECTORS
                                (INITIAL GRANT)


     Consilium, Inc. (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.  Definitions:
         -----------

          (a) "Optionee" shall mean ____________________________________.

          (b) "Date of Option Grant" shall mean _______________________________.

          (c) "Number of Option Shares" shall mean ____________________________
shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $______________ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e) "Initial Exercise Date" shall be the date occurring one (1) year after the Date of Option Grant.

          (f) "Initial Vesting Date" shall be the date occurring one (1) year after the Date of Option Grant.

          (g) Determination of "Vested Ratio":

                                            Vested Ratio
                                            ------------

          Prior to Initial Vesting Date           0

          On Initial Vesting Date                1/4
          provided the Optionee has
          continuously served as a
          director of the Company from
          the date of Option Grant until
          the Initial Vesting Date

                                            Vested Ratio
                                            ------------

          Plus
          ----

          For each full year of the              1/4
          Optionee's continuous service
          as a director of the Company
          from the Initial Vesting Date

          In no event shall the Vested
          Ratio exceed 1/1.


          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Consilium, Inc., a Delaware corporation, and any successor corporation thereto.

          (k) "Plan" shall mean the Amended and Restated Consilium, Inc. 1990 Outside Directors Stock Option Plan.

     2.  Status of Option.  This Option is intended to be a nonqualified stock
         ----------------
option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

     3.  Administration.  All questions of interpretation concerning this Option
         --------------
Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent reference herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.  Exercise of the Option.
         ----------------------

          (a) Right to Exercise.  The Option shall first become exercisable on
              -----------------
the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act.

          (b) Method of Exercise.  The Option shall be exercisable by written
              ------------------
notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the exercise price for the number of shares being purchased.

          (c) Form of Payment of Option Price. Such payment shall be made in
              -------------------------------
cash, by check, or in cash equivalent.

          (d) Withholding. At the time the Option is exercised, in whole or in
              -----------
part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, or (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option.

          (e) Certificate Registration. The certificate or certificates for the
              ------------------------
shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) Restriction on Grant of Option and Issuance of Shares. The grant
              -----------------------------------------------------
of the Option and issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) Fractional Shares. The Company shall not be required to issue
              -----------------
fractional shares upon the exercise of the Option.

     5.  Non-Transferability of the Option.  The Option may be exercised during
         ---------------------------------
the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent or distribution.

     6.  Termination of the Option.  The Option shall terminate and may no
         -------------------------
longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following the Optionee's termination of service as a director of the Company as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

     7.  Termination of Service as a Director.
         ------------------------------------

          (a) Termination of Director Status. If the Optionee ceases to be a
              ------------------------------
director of the Company for any reason other than the Optionee's death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee at any time prior to the expiration of three (3) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. If the Optionee ceases to be a director of the Company because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date of such death or disability, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. The Optionee's service as a director of the Company shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of service as a director of the Company.

          (b) Exercise Prevented by Law. Except as provided in this paragraph 7,
              -------------------------
the Option shall terminate and may not be exercised after the Optionee's service as a director of the Company terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (c) Optionee Subject to Section 16(b). Notwithstanding the foregoing,
              ---------------------------------
if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of service as a director of the Company, or (iii) the Option Term Date.

     8.  Transfer of Control.  An "Ownership Change" shall be deemed to have
         -------------------
occurred in the event any of the following occurs with respect to the Company.

          (a) the sale or exchange by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company.

          (b) a merger in which the Company is not the surviving corporation; or

          (c) the sale of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary corporation of the Company).

     A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company.

     In the event of a Transfer of Control, any unexercisable portion of the Option shall be immediately exercisable as of a date prior to the Transfer of Control, as the Board so determines. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is not exercised as of the date of the Transfer of Control.

     9.  Effect of Change in Stock Subject to the Option.  Appropriate
         -----------------------------------------------
adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10.  Rights as a Shareholder.  The Optionee shall have no rights as a
          -----------------------
shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above.

     11.  Legends.  The Company may at any time place legends referencing any
          -------
applicable federal and/or state securities law restrictions on this Option Agreement and/or all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company this Option Agreement and/or any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

     12.  Binding Effect.  This Option Agreement shall inure to the benefit of
          --------------
and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     13.  Termination or Amendment.  The Board, including any duly appointed
          ------------------------
committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     14.  Integrated Agreement.  This Option Agreement constitutes the entire
          --------------------
understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect.

     15.  Applicable Law.  This Option Agreement shall be governed by the laws
          --------------
of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                            CONSILIUM, INC.



                                            By:

                                            Title:

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


Date:
                                            Optionee's Signature


                                            Printed Name of Optionee

                                   EXHIBIT B
                                   ---------

                                CONSILIUM, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT
                             FOR OUTSIDE DIRECTORS
                           (IMMEDIATELY EXERCISABLE)


     Consilium, Inc. (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1. Definitions:
        -----------

          (a) "Optionee" shall mean _________________________.

          (b) "Date of Option Grant" shall mean ________________________.

          (c) "Number of Option Shares" shall mean ______________ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $______________ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (g) "Company" shall mean Consilium, Inc., a Delaware corporation, and any successor corporation thereto.

          (h) "Plan" shall mean the Amended and Restated Consilium, Inc. 1990 Outside Directors Stock Option Plan.

     2. Status of Option.  This Option is intended to be a nonqualified stock
        ----------------
option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

     3. Administration.  All questions of interpretation concerning this Option
        --------------
Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent reference herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4. Exercise of the Option.
        ----------------------

          (a) Right to Exercise. The Option shall first become exercisable in
              -----------------
its entirety on the Date of Option Grant and remain exercisable until the termination of the Option in the amount equal to the Number of Option Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act.

          (b) Method of Exercise. The Option shall be exercisable by written
              ------------------
notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the exercise price for the number of shares being purchased.

          (c) Form of Payment of Option Price. Such payment shall be made in
              -------------------------------
cash, by check or in cash equivalent.

          (d) Withholding. At the time the Option is exercised, in whole in or
              -----------
in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal or state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or part, of the Option, or (ii) the transfer, in whole or part, of any shares acquired on exercise of the Option.

          (e) Certificate Registration. The certificate or certificates for the
              ------------------------
shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) Restriction on Grant of Option and Issuance of Shares. The grant
              -----------------------------------------------------
of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) Fractional Shares. The Company shall not be required to issue
              -----------------
fractional shares upon the exercise of the Option.

     5.  Non-Transferability of the Option.  The Option may be exercised during
         ---------------------------------
the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent or distribution.

     6.  Termination of the Option.  The Option shall terminate and may no
         -------------------------
longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following the Optionee's termination of service as a director of the Company as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

     7.  Termination of Service as a Director.
         ------------------------------------

          (a) Termination of Director Status. If the Optionee ceases to be a
              ------------------------------
director of the Company for any reason other than the Optionee's death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee at any time prior to the expiration of three (3) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. If the Optionee ceases to be a director of the Company because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date of such death or disability, may be exercised by the Optionee (or the Optionee's legal representation) at any time prior to the expiration of twelve (12) months from the date of the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. The Optionee's service as a director of the Company shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of service as a director of the Company.

          (b) Exercise Prevented by Law. Except as provided in this paragraph 7,
              -------------------------
the Option shall terminate and may not be exercised after the Optionee's service as a director of the Company terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (c) Optionee Subject to Section 16(b). Notwithstanding the foregoing,
              ---------------------------------
if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of service as a of the Company, or (iii) the Option Term Date.

     8.  Transfer of Control.  An "Ownership Change" shall be deemed to have
         -------------------
occurred in the event any of the following occurs with respect to the Company.

          (a) the sale or exchange by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

          (b) a merger in which the Company is not the surviving corporation; or

          (c) the sale of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary corporation of the Company).

     A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company.

     The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is not exercised as of the date of the Transfer of Control.

     9.  Effect of Change in Stock Subject to the Option.  Appropriate
         -----------------------------------------------
adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event of a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10.  Rights as a Shareholder.  The Optionee shall have no rights as a
          -----------------------
shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above.

     11.  Legends.  The Company may at any time place legends referencing any
          -------
applicable federal and/or state securities law restrictions on this Option Agreement and/or all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company this Option Agreement and/or any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provision of this paragraph.

     12.  Binding Effect.  This Option Agreement shall inure to the benefit of
          --------------
and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     13.  Termination or Amendment.  The Board, including any duly appointed
          ------------------------
committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     14.  Integrated Agreement.  This Option Agreement constitutes the entire
          --------------------
understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect.

     15.  Applicable Law.  This Option Agreement shall be governed by the laws
          --------------
of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                            CONSILIUM, INC.



                                            By:

                                            Title:


     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


Date:
                                            Optionee's Signature


                                            Printed Name of Optionee